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JAN 10TH REVIEW SESSION       OM/NOS/PCS         ===============================
                                                 OBJECTIVES
          OM              NOS                    1. Cost of performing services
         (50%)           (50%)                   2. Rules/Responsibilities
                                                 3. Market Validation
                 PCS                             4. Commercial
CLEARING FOR NORWEGIAN & SWEDISH MARKET             a. Relationships
                                                    b. Pro Forma
                                                    c. Equalize Capitalization
                                                 -------------------------------
Construction of Clearinghouse
-----------------------------

1.  Major focus areas

    a. Legal construct of contracts
    b. Regulatory approach

(questions exist around what
measure of review or restriction
is applicable to the services & type
of enterprise to be created)

ACTION

Commodities Future Trading Commission (CFTC) [Financial not physical] FERC [Physical]

ah ha! - way to quickly obtain CFTC approval is to align w/ existing company who have existing license. - Kansas

- key lessons learned

- physical and financial products
[cover majority of expense up front]

[based on margin calculations of risk & placed under Clearing House Control]

- capitalization

- type of regulation (governance)

- are products tradable to everyone

- investor protection against fraud/risk

- how to legally possess margin & take control

    c. Risk/Clearing Process/Structure -- contingent upon outcome of Legal and Regulatory elements

Business Rules    - how to deal with margin management/credit
                  - guarantees
                  - bankruptcy
                  - insurance & other aspects of risk management
                  - mutual fund agreement amongst largest customers, etc.

Comment

    d. Uncertain whether hardest part is to obtain "clearing" approval or "trading" approval. One relates to financial rules/regulation where the other deals w/information to the partners, etc.

    e. Clearing rules and procedures -- established based on types of products and whether financial or physical

2. Once major areas determined -- systems, processes and infrastructure for services looks much the same between markets

Level Services -- Models in Front of Us
---------------------------------------
                                                            CAPX 101
          Perot Systems 100%
                                                  OM     Perot Systems    CALPX

             CLEAR CO                           > 51%       CLEAR CO
                                                -
              OM/PCS                                        OM/PSC
           FM/EXCLUSIVITY                                      FM

Jan 5th Discussion Points (illegible) Kurt, Born, Ken Ed            Page 2 of __

Overview of Points

ALLIANCE
         OMT
              contracts to:
IP to
     PSC   --      CLEAR CO
         CAPITAL
                    owned by PSC

COMMERCIAL -

- upfront:  license fee + measure of consulting
- outgoing: svcs + expertise (participation in % profits
            associated w/ transaction or profitability growth)

PSC Decision Process
--------------------

1. Clarify intent of parties (branding & speed to market)
2. Business Core
3. Capital Requirement
4. JV - requires HRP approval
5. Capital Committee Review
6. Exit Strategy

Joint Ownership
---------------

     OMT                   PSC

Contracts to:         Contracts to:
Capital to:           Capital to:
             CLEAR CO         COMMERCIAL -
                              up front: equalization fee ongoing 50/50 plus
          owned jointly          - future equalization recognition
                                 - milestones achieved

OM Decision Process
--------------------

1. Up front payment
2. 50/50 model preferred
3. Exclusive arrangements
4. USA commitment
5. Exit Strategy



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                                                                  Page 3 of ____

Market Validation Profits (per CEO of NOS)
-------------------------

1. Deregulated
2. OTC trading happening
3. Financial instruments being used presently versus physical only
   [observation - buyer becomes more protected than seller/producer in financial clearing]

Cost Structures (FRAMEWORK FOR N AMERICA MODEL)
---------------

                      Prod &                     Cost            Clearing     Settle/   Risk    Finance       Svc     Shared
                      Services     Commercial    Acquisitions    & Trading    Bill      Mgmt    & Banking     Mgmt     Svcs
                      --------     ----------    ------------    ---------    -------   -----   ----------    -----   ------
Systems                                                          - system
                                                                    cost

Infrastructure                                                                - Banking
                                                                                Arrangements
                                                                                (and systems)

People                                                                        - uncertain


Capital                                                                                - 3rd Party
                                                                                         Liabilities
                                                                                         (e.g. insurance)
Indirects                                         NORD POOL                Dependent upon
 (Loaded)                                           50/50                  terms w/banking
                                                                           systems.                      Support training
                                                                           Perot to provide              w/computer sys.
                                                                           manual resources
Morten's                25%            80%            90%           10           ?                 100%         90     100
 Estimate               75%            20%            10            90           ?            handle capital    10       0
                       ---            ---            ---           ---         ---       ---       ---         ---     ---
(units)                  4              4              3            13*          **      *           2           2     3-4

PSC                                                                        Nordic is     Clearing &
OM                                                                         completely    Risk Mgmt
(Norway + Sweden                                                           automated     #s consolidated
Calif model)                                                               no AP/AR
                                                                           clear @ day
                                                                           thru bank

                                                                                                         in Nordic
                                                                                                         Money sits in
                                                                                                         cust acct in Bank
                                                                                                         but pledged to ClearCo
                                                                                                         & immed accessible


assumes all bi-laterals
  or OTC's come thru exchange

totals 32**
[OM services 60% of costs

approximate is around $6m US direct costs
                       2m US indirect
                       ?     mutual capitalization (statutory)
                       ?     counter party risks (capital/insurance)
                       ?     systems (internal construct & operations)
                       ?     acquisition of CFTC license
                       ?     start-up legal; regulatory; arrangements; marketing
                       ?     start-up resourcing
                       ?     Set up for settlements & banking